SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:

[ X ]	Preliminary Proxy Statement
[    ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

 . . . . . . . . . . . . . . .LEHMAN BROTHERS INSTITUTIONAL FUNDS
GROUP TRUST. . . . . . . . . . . . . .
(Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . . . . . . . . .ELIZABETH A.
RUSSELL, SECRETARY . . . . . . . . . . . . . . . . . . . . . . . .
 . .
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2).
[    ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . .
2)	Aggregate number of securities to which transaction applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . .
3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11:1

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . .
4)	Proposed maximum aggregate value of transaction:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . .

1	Set forth the amount on which the filing fee is calculated
and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

2)	Form, Schedule or Registration Statement No.:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

3)	Filing Party:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

4)	Date Filed:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 .. . . . . . . . . . . .


PRESIDENT'S LETTER



Lehman Brothers Institutional Funds Group Trust


Dear Lehman Brothers Institutional Fund Investor:

	We are writing to you in connection with the upcoming Special Meeting of Shareholders of the Lehman Brothers Institutional Funds Group Trust (the "Funds" or the "Trust") to be held on January 31, 1996. The attached Notice of Meeting and Proxy Statement describe several proposals being submitted for your consideration that can be divided into three broad categories:

*	Corporate Governance:  Proposals Nos. 1 and 5 involve the
election of the Board of Trustees and the approval of the Funds' independent auditors;

*	Changes to Investment Restrictions:  Proposals Nos. 3 and 4
concern changing certain investment restrictions to conform them generally with the Trust's other investment portfolios and the allowable limits available under the Investment Company Act of 1940; and

*	Consideration of a New Investment Advisory Agreement:
Proposal No. 2 deals with an increase in the contractual investment advisory fees of Lehman Brothers Global Asset Management ("LBGAM"). Proposal No. 2, however, will not impact the 18 basis point cap on the Funds' overall operating expenses (26 basis points with respect to Cash Management Fund and excluding the Service/Distribution fees borne by Class B, C and E) unless the expense cap is increased after sixty (60) days notice to shareholders.

	The Funds' Board of Trustees carefully considered these matters and has unanimously recommended that you approve them.

	We urge you to return your proxy card without delay. We greatly appreciate your continuing support of the Lehman Brothers
Institutional Funds.

	JAMES A. CARBONE			       ANDREW D. GORDON
	James A. Carbone	Andrew D. Gordon
	Co-Chairman of the Board	Co-Chairman of the Board
	of Trustees	of Trustees and President




DRAFT
12/14/95

LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST
3 World Financial Center
200 Vesey Street
New York, New York 10285
_____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on January 31, 1996
_____________


To the Shareholders of
Lehman Brothers Institutional Funds Group Trust:

	Notice is hereby given that a Special Meeting of Shareholders of Lehman Brothers Institutional Funds Group
Trust (the "Trust"), a Massachusetts business trust consisting of the Prime Money Market Fund, Prime Value
Money Market Fund, Government Obligations Money Market
Fund, Cash Management Fund, Treasury Instruments Money
Market Fund II, Tax-Free Money Market Fund and Municipal
Money Market Fund (collectively, the "Funds"), will be held at 200 Vesey Street, 3 World Financial Center,
Conference Rm. 2 - 26th Floor, New York, New York 10285, on January 31, 1996 at 10:00 a.m., for the following purposes:

	1.	To elect six (6) Trustees of the Trust.
(Proposal 1)

2.	To approve or disapprove a proposed new investment
advisory agreement for each Fund between the Trust, on behalf of such Fund, and Lehman Brothers Global Asset
Management Inc. ("LBGAM"), each Fund's Investment Adviser.
	(Proposal 2)

3.	To approve or disapprove the modification of each
Fund's (except the Cash Management Fund's) investment restriction regarding borrowing. (Proposal 3)

4.	To approve or disapprove the modification of each
Fund's (except the Cash Management Fund's) investment restriction regarding making loans. (Proposal 4)

5.	To ratify or reject the selection of Ernst & Young
LLP as the independent public accountants being employed by the Trust for the fiscal year ending January 31, 1996.
(Proposal 5)

6.	To consider and vote upon such other matters as may
come before said meeting or any adjournment thereof.

	These Proposals are discussed in greater detail in the attached Proxy Statement.

	The close of business on December 21, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

	YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO
ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND
SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY EITHER
BY FAX ___________ OR IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED
STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES
ARE SET FORTH ON THE INSIDE COVER.


By Order of the Board of Trustees

PATRICIA L. BICKIMER
Secretary

__________, 1995





INSTRUCTIONS FOR SIGNING PROXY CARDS


	The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts:  Sign your name exactly as it
appears in the registration on the proxy card.

2.	Joint Accounts:  Either party may sign, but the name
of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts:  The capacity of the individual
signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration	Valid Signature

Corporate Accounts
(1)	ABC Corp		ABC Corp.
(2)	ABC Corp		John Doe, Treasurer
(3)	ABC Corp.
		c/o John Doe, Treasurer		John Doe
(4)	ABC Corp., Profit Sharing Plan		John Doe,
Trustee

Trust Accounts
(1)	ABC Trust		Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
		u/t/d 12/28/78		Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust.
		f/b/o John B. Smith, Jr. UGMA		John B.
Smith, Jr.
		(2)	John B.
Smith..............................................	John
B. Smith, Jr., Executor



LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST
3 World Financial Center
200 Vesey Street
New York, New York 10285
SPECIAL MEETING OF SHAREHOLDERS
January 31, 1996
__________
PROXY STATEMENT


	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Lehman Brothers Institutional Funds Group
Trust (the "Trust") for use at a Special Meeting of Shareholders of the Trust to be held on January 31, 1996, at 10:00 a.m. at 200 Vesey Street, Conference Rm. 2 - 26th Floor, New York, New York 10285, and at any adjournments thereof (the "Meeting"). The Trust is comprised of the Prime Money Market Fund, Prime Value Money Market Fund, Government Obligations Money Market Fund, Cash Management Fund, Treasury Instruments Money Market Fund II, Tax-Free Money Market Fund and Municipal Money Market Fund (collectively, the "Funds"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

	Proxy solicitations will be made primarily by mail but officers of the Trust; officers and employees of First
Data Investor Services Group, Inc. ("FDISG" or the
"Administrator"), the Trust's administrator; affiliates of FDISG; officers and employees of Lehman Brothers
Inc.("Lehman"), the Trust's distributor; or other representatives of the Trust may also solicit proxies by telephone, electronic mail or in person. The costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust's most recent annual and semi-annual reports are available upon request, without charge, by writing to the Trust at One Exchange Place, Boston, MA 02109 or calling the Trust at 1-800-368-5556.
This Proxy Statement is first being mailed to shareholders on or about December 28, 1995.

	The Trust currently issues four classes of shares of beneficial interest ("Shares") of each of the Funds except the Cash Management Fund, which has only one class of Shares. Shareholders of each Fund will vote separately on proposals 2, 3 and 4 with respect to such Fund.
Shareholders of all Funds will vote together on proposals
1 and 5. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the Proxy will be voted FOR the election of the nominees as Trustees and FOR the other matters listed in the accompanying Notice of a Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated Proxy to the Trust at the above address prior to the date of the Meeting.

	In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items is not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares of the Trust present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted for rejection of any such item against any such adjournment.

	The close of business on December 21, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, including all adjournments thereof. On the record date there were outstanding ______ shares of the Prime Money Market Fund, ______ shares of the Prime Value Money Market Fund, ______ shares of the Government Obligations Money Market Fund, ______ shares of the Cash Management Fund, ______ shares of the Treasury Instruments Money Market Fund II, ______ shares of the Tax-Free Money Market Fund and ______ shares of the Municipal Money
Market Fund. As of the record date, to the knowledge of the management of the Trust, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Act of 1934, as amended), beneficially owned more than 5% of the outstanding shares of the Trust. As of the record date, the officers and the Board of the Trust beneficially owned less than 1% of the outstanding shares of the Trust.

SUMMARY OF PROPOSALS

	The table set forth below lists each proposal contained in the Proxy Statement and the Funds whose shareholders will be voting on the proposal.

	Proposal Number
Proposal Summary	Fund(s)
		Proposal 1	Election of six (6) Trustees of the
Trust.	All Funds

		Proposal 2	Approval or disapproval of a new
investment	All Funds
			advisory agreement between the Trust, on be-
			half of each Fund, and the Trust's
investment
			adviser, containing substantially the same terms
			as the current investment advisory
agreement,
			with the exception of an increase in the investment advisory fees.

		Proposal 3	Approval or disapproval of the
modification of	All Funds
			each Fund's investment restriction
regarding	(except Cash
			borrowing.	Management
				Fund)

		Proposal 4	Approval or disapproval of the
modification	All Funds
			of each Fund's investment restriction
regarding	(except Cash
			making loans.	Management
				Fund)

		Proposal 5	Ratification or rejection of the
selection of	    All Funds
			Ernst & Young LLP as the Trust's inde-
			pendent public accountants for the fiscal year ending January 31, 1996.







PROPOSAL 1.

TO ELECT SIX (6) TRUSTEES OF THE TRUST

At the Meeting, shareholders will be asked to elect six
(6) Trustees. Each of the nominees currently serves as a Trustee of the Trust and has consented to continue serving as a Trustee of the Trust if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

If elected, the Trustees will hold office without limit in time except that a Trustee may resign at any time and/or may be removed at any meeting of shareholders called for that purpose by a majority of the votes entitled to be cast for the election of Trustees. In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee. If at any time less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees.

Set forth below is a list of the nominees together with certain other information.

Name, Age,
Principal
Occupation
and Other
Trusteeships
**
During the
Past Five
Years
P
o
s
i
t
i
o
n

w
i
t
h

t
h
e

T
r
u
s
t

S
e
r
v
e
d

a
s

a

T
r
u
s
t
e
e

S
i
n
c
e

Numbe
r of
Share
s and
%
Benef
icial
ly
Owned
***
as of
Decem
ber
21,
1995

Charles F.
Barber, Age
78
Consultant;
formerly
Chairman of
the Board,
ASARCO
Incorporated

T
r
u
s
t
e
e

1
9
9
3



*James A.
Carbone, Age
43
 Managing
Director,
Lehman
Brothers
Inc.

C
o
-
C
h
a
i
r
m
a
n

o
f

t
h
e

B
o
a
r
d

a
n
d

T
r
u
s
t
e
e

1
9
9
5



Burt N.
Dorsett, Age
65
Managing
Partner,
Dorsett
McCabe
Capital
Management,
Inc., an
investment
counseling
firm;
Director,
Research
Corporation
Technologies
, a non-
profit
patent-
clearing and
licensing
operation;
formerly
President,
Westinghouse
Pension
Investments
Corporation;
formerly
Executive
Vice
President
and Trustee,
College
Retirement
Equities
Fund, Inc.,
a variable
annuity
fund; and
formerly
Investment
Officer,
University
of Rochester

T
r
u
s
t
e
e

1
9
9
3



*Andrew D.
Gordon, Age
41
 Managing
Director,
Lehman
Brothers
Inc.
C
o
-
C
h
a
i
r
m
a
n

o
f

t
h
e

B
o
a
r
d
,

T
r
u
s
t
e
e

a
n
d

P
r
e
s
i
d
e
n
t


1
9
9
4



Edward J.
Kaier, Age
50
Partner with
the Law Firm
of Hepburn
Willcox
Hamilton &
Putnam

T
r
u
s
t
e
e

1
9
9
3



S. Donald
Wiley, Age
69
Vice-
Chairman and
Trustee,
H.J. Heinz
Company
Foundation;
prior to
October
1990, Senior
Vice
President,
General
Counsel and
Secretary,
H.J. Heinz
Company
T
r
u
s
t
e
e

1
9
9
3




*	"Interested person" of the Trust, as defined in the
Investment Company Act of 1940 (the "1940 	Act") by virtue
of his position, or a relative's position, as an officer
or director of the Trust's 	investment adviser,
distributor or one of their affiliates.
**	Directorships, general partnerships or trusteeships
of companies that are required to report to the 	Securities
and Exchange Commission (the "SEC") other than registered
investment companies.
***	For this purpose, "beneficial ownership" is defined
under Section 13(d) of the Securities Exchange 	Act of
1934.  The information as to beneficial ownership is based
upon information furnished to 	the Trust by the nominees.

The following Officers of the Trust continue to serve in that capacity until their resignation or removal.


Name, Age,
Principal
Occupation
and
Trusteeships
*
During the
Past Five
Years
P
o
s
i
t
i
o
n

w
i
t
h

t
h
e

T
r
u
s
t

S
e
r
v
e
d

a
s

a
n

O
f
f
i
c
e
r

S
i
n
c
e

Number
of
Shares
and
%
Benefic
ially
Owned**
as of
Decembe
r 21,
1995


John M.
Winters, Age
46
Senior Vice
President
and Senior
Money Market
Portfolio
Manager,
Lehman
Brothers
Global Asset
Management
Inc.;
formerly
Product
Manager with
Lehman
Brothers
Capital
Markets
Group

V
i
c
e

P
r
e
s
i
d
e
n
t

a
n
d

I
n
v
e
s
t
m
e
n
t

O
f
f
i
c
e
r


1
9
9
3




Nicholas
Rabiecki,
III, Age 37
Vice
President
and Senior
Portfolio
Manager,
Lehman
Brothers
Global Asset
Management
Inc.;
formerly
Senior
Fixed-Income
Portfolio
Manager with
Chase
Private
Banking

V
i
c
e

P
r
e
s
i
d
e
n
t

a
n
d

I
n
v
e
s
t
m
e
n
t

O
f
f
i
c
e
r


1
9
9
4




Michael C.
Kardok, Age
36
Vice
President,
First Data
Investor
Services
Group, Inc.;
prior to May
1994, Vice
President,
The Boston
Company
Advisors,
Inc.

T
r
e
a
s
u
r
e
r


1
9
9
4




Patricia L.
Bickimer,
Age 42
Vice
President
and
Associate
General
Counsel,
First Data
Investor
Services
Group, Inc.;
prior to May
1994, Vice
President
and
Associate
General
Counsel, The
Boston
Company
Advisors,
Inc.

S
e
c
r
e
t
a
r
y


1
9
9
4




*	Directorships, general partnerships or trusteeships
of companies that are required to report 	to the SEC other
than registered investment companies.
**	For this purpose, "beneficial ownership" is defined
under Section 13(d) of the Securities 	Exchange Act of
1934.  The information as to beneficial ownership is based
upon 	information 	furnished to the Trust by the
nominees.

No officer, director, or employee of Lehman, Lehman
Brothers Global Asset Management Inc. ("LBGAM" or the
"Adviser"), or any of their parents or subsidiaries receives any compensation from the Trust for serving as an Officer or Trustee of the Trust. The Trust pays each Trustee who is not an officer, trustee or employee of Lehman, LBGAM or any of their affiliates $20,000 per annum plus $1,250 per meeting attended and reimburses them for travel and out-of-pocket expenses. The Trust held four
Board Meetings during the fiscal year ended January 31, 1995, all of which were regular meetings. Each of the Trustees attended all of the scheduled Meetings of the Board and of any committee of the Board of which he was a member. The aggregate remuneration paid to Trustees by the Trust for the fiscal year ended January 31, 1995 amounted to _____________(including reimbursement for travel and out-of-pocket expenses).

The table below shows the compensation that the incumbent
Trustees received during the Trust's last fiscal year.
The Officers of the Trust receive no compensation from the Trust for serving in such capacity.

Compensation Table




Name
of
Pers
on,
Posi
tion


A
g
g
r
e
g
a
t
e

C
o
m
p
e
n
s
a
t
i
o
n

F
r
o
m

T
r
u
s
t



Pe
ns
io
n
or
Re
ti
re
me
nt
Be
ne
fi
ts
Ac
cr
ue
d
as
pa
rt
of
Tr
us
t
Ex
pe
ns
es



Est
ima
ted
Ann
ual
Ben
efi
ts
Upo
n
Ret
ire
men
t

T
o
t
a
l

C
o
m
p
e
n
s
a
t
i
o
n

F
r
o
m

t
h
e

T
r
u
s
t

a
n
d

F
u
n
d

C
o
m
p
l
e
x

P
a
i
d

t
o

T
r
u
s
t
e
e
s
*
*


Char
les
F.
Barb
er,
Trus
tee

$
2
5
,
0
0
0


$0

N/A

$
2
5
,
0
0
0

(
1
)


*Jam
es
A.
Carb
one,
Co-
Chai
rman
of
the
Boar
d
and
Trus
tee


0



$0


N/A


$
0

(
2
)


Burt
N.
Dors
ett,
Trus
tee

$
2
5
,
0
0
0


$0

N/A

$
5
2
,
5
0
0

(
2
)


*And
rew
D.
Gord
on,
Co-
Chai
rman
of
the
Boar
d,
Trus
tee
and
Pres
iden
t.



0




$0



N/A



$
0

(
2
)


Edwa
rd
J.
Kaie
r,
Trus
tee

$
2
5
,
0
0
0


$0

N/A

$
2
5
,
0
0
0

(
1
)


S.
Dona
ld
Wile
y,
Trus
tee

$
2
5
,
0
0
0


$0

N/A

$
2
5
,
0
0
0

(
1
)



*	"Interested person" of the Trust, as defined in the
1940 Act, by virtue of his position, or a 	relative's
position, as an officer or director of the Trust's
investment adviser, distributor or 	one of 	their
affiliates.

**	Represents the total compensation paid to such
persons by all investment companies 	(including the Trust)
from which such person received compensation during the
fiscal year 	ended 	January 31, 1995 that are
considered part of the same "fund complex" as the Trust
because they 	have common or affiliated investment
advisers.  The parenthetical number represents the number
of 	such investment companies, including the Trust.


The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" as defined in the 1940 Act) of the Trust. The Audit Committee meets with the Trust's independent accountants to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent accountants. This committee currently consists of Messrs. Barber, Dorsett, Kaier and Wiley. The
Audit Committee met once during the fiscal year ended
January 31, 1995.

The Board also has a Nominating Committee consisting of not less than three members of the Board who are not "interested persons" of the Trust. The purpose of the Nominating Committee is to select and nominate those Trustees who are not "interested persons" of the Trust .
This committee currently consists of Messrs. Barber, Dorsett, Kaier and Wiley. The Nominating Committee did not meet during the fiscal year ended January 31, 1995.

REQUIRED VOTE

Election of each of the listed nominees for Trustees of the Trust must be approved by a plurality of the votes cast at the Meeting in person or by proxy, with shareholders of the Funds voting as a single class.

	THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT BOARD
MEMBERS, RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE
ELECTION OF EACH NOMINEE TO THE BOARD.

PROPOSAL 2.  ALL FUNDS

	TO APPROVE OR DISAPPROVE A PROPOSED NEW INVESTMENT
ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH
FUND, AND LEHMAN BROTHERS GLOBAL ASSET MANAGEMENT INC.

THE PROPOSAL

	At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement
(individually, a "New Agreement") between the Trust, on behalf of such Fund, and LBGAM. LBGAM, each Fund's investment adviser, is a wholly owned subsidiary of Lehman
Brothers Holdings Inc. ("Holdings"). The principal business address of LBGAM and Holdings is 3 World
Financial Center, 200 Vesey Street, New York, New York
10285. As of _________, 1995, FMR Corp. beneficially owned approximately [12.3%] of the outstanding voting securities of Holdings.


	The names, positions with LBGAM and principal occupation of each executive officer and director of LBGAM are set forth in the following table:

Name
and
Addres
s*
Position with
LBGAM
Principal
Occupation**





James
A.
Carbon
e
Director and
President
Head of
Asset
Management -
Lehman

Andrew
D.
Gordon
Director and
Chief
Operating
Officer
Managing
Director -
Lehman

Robert
J.
Lunn
Director and
Chief
Executive
Officer
Head of
Financial
Services
Division -
Lehman

Peter
Barbie
ri
Chief
Financial
Officer
Senior Vice
President -
Lehman

Jack
H.
Jacobs
Managing
Director


Andrew
T.
Osinsk
i
Managing
Director


Timoth
y J.
Donova
n
Senior Vice
President
Vice
President &
Portfolio
Manager -
Lehman

John
M.
Winter
s
Senior Vice
President
Senior Vice
President &
Senior
Portfolio
Manager -
Lehman

Ellen
M.
Bermel
Vice
President
Vice
President &
Portfolio
Manager -
Lehman

Nichol
as
Rabiec
ki III
Vice
President
Vice
President &
Portfolio
Manager -
Lehman

Amy S.
Gilfen
baum
Treasurer


Karen
C.
Manson
Secretary



*	The address for each Director and executive officer
of LBGAM is 3 World Financial Center, New 	York, New York
10285.

**	Principal occupation is not listed in this column if
it is already listed under the preceding column.

	Each Fund is currently advised by LBGAM under an agreement with the Trust, on behalf of such Fund, dated
February 5, 1993 (individually, a "Current Agreement").
The Current Agreement of each Fund was initially approved by Lehman as the sole shareholder on February 4, 1993, and most recently approved by the Board on December 5, 1995.
Pursuant to each Current Agreement, LBGAM is entitled to receive a monthly fee from each Fund at the annual rate of
 .10% of the value of the Fund's average daily net assets.
The New Agreement contains substantially the same terms and conditions found in the Current Agreement with the exception of an increase in the advisory fee to .20% of the value of each Fund's average daily net assets. In recommending shareholder approval of the New Agreement, the Board considered information from the Adviser indicating that advisory fees under the Current Agreement are generally lower than those of comparable funds and that, even with the fee increase proposed under the New
Agreement, the Funds' advisory fees would not exceed those of many comparable funds. In addition, the Board considered the fact that each Fund had a satisfactory level of performance while under the Adviser's management.
For additional factors considered by the Board, see
"Evaluation By the Board and Reasons for the Proposal" on page ______.

	If approved by shareholders of a Fund, the New
Agreement will commence on February 1, 1996 with respect to such Fund, and will continue initially for a two-year period and automatically for successive annual periods thereafter; provided such continuance is approved at least annually by (a) a majority of the Board who are not interested persons of the Trust (as the term is used in the 1940 Act) and (b) a majority of the full Board or a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act.


	Since each Fund commenced operations, the Adviser and the Administrator have voluntarily waived fees and reimbursed expenses to the extent necessary to maintain an annualized expense ratio at a level no greater than .18% (excluding Rule 12b-1 fees) of average daily net assets with respect to the Funds (.26% in the case of the Cash Management Fund). These voluntary fee waiver and expense reimbursement arrangements will not be changed unless shareholders are provided at least 60 days' advance written notice. The Advisor and the Administrator have agreed to maintain the voluntary waivers "capping" expenses at .18% under the New Agreement for each Fund
(.26% for the Cash Management Fund), if the New Agreement is approved by shareholders. The expense "cap" has the effect of limiting the net fees available to LBGAM and the Administrator to an amount below the contractual rates and eliminating any impact that the proposed fee increase might have on the Funds' performance. Assuming no increase in a Fund's expense "cap" above .18% (.26% for the Cash Management Fund), LBGAM will benefit from the proposed fee increase only to the extent that a Fund's expenses are less than .08% of average net assets (.16% with respect to the Cash Management Fund). Consequently, the fee increase combined with the expense "cap" enhances the economic incentive of LBGAM to actively monitor the expenses borne by the Funds without adversely affecting the Funds' operations and services to shareholders. If the expense "cap" were raised, the proposed fee increase could, depending on the level of expenses, result in additional compensation to LBGAM.

	For the fiscal year ended January 31, 1995, the Trust paid LBGAM an aggregate amount of $_________ in investment advisory fees, after giving effect to waivers and reimbursement expenses of certain Funds. Without such waivers and reimbursements, the aggregate amount paid by the Trust to LBGAM would have been $_____. Had the proposed fee been in effect at the time, the Trust would have paid LBGAM an aggregate amount of $____________ in investment advisory fees, for the same period, after giving effect to waivers and reimbursement expenses of certain Funds. Without such waivers and reimbursements, the aggregate amount paid by the Trust to LBGAM would have been $ ____. The table below sets forth the aggregate amounts that were paid or that would have been paid for the fiscal year ended January 31, 1995 with respect to each Fund.


FUND
NAME
CURRENT
INVESTMENT
ADVISORY FEES


PROPOSED
INVESTMENT
ADVISORY FEES




A
f
t
e
r

W
a
i
v
e
r
s

a
n
d

R
e
i
m
b
u
r
s
e
m
e
n
t
s

A
b
s
e
n
t

W
a
i
v
e
r
s

a
n
d

R
e
i
m
b
u
r
s
e
m
e
n
t
s

A
f
t
e
r

W
a
i
v
e
r
s

a
n
d

R
e
i
m
b
u
r
s
e
m
e
n
t
s

A
b
s
e
n
t

W
a
i
v
e
r
s

a
n
d

R
e
i
m
b
u
r
s
e
m
e
n
t
s


Prime
Money
Market
Fund





Prime
Value
Money
Market
Fund





Governm
ent
Obligat
ions
Money
Market
Fund





Cash
Managem
ent
Fund





Treasur
y
Instrum
ents
Money
Market
Fund II





Tax-
Free
Money
Market
Fund





Municip
al
Money
Market
Fund








	The difference between the aggregate amount paid by the Trust as a whole to LBGAM for the fiscal year ended
January 31, 1995, and the aggregate fee amount that would have been paid had the proposed fee been in effect for the same period, as a percentage of the aggregate amount paid, is ____% (after waivers and reimbursements) and ____%
(absent waivers and reimbursements). The table below sets forth this information with respect to each Fund.

FUND NAME



DIFFERENCE BETWEEN THE AGGREGATE
AMOUNT PAID FOR THE FISCAL YEAR
ENDED JANUARY 31, 1995,
 AND THE AGGREGATE AMOUNT THAT
WOULD HAVE BEEN PAID HAD THE
PROPOSED FEE BEEN IN EFFECT FOR
THE SAME PERIOD,
 EXPRESSED AS A PERCENTAGE OF THE
AGGREGATE AMOUNT PAID






After
Waivers
and
Reimbursem
ents
Absent
Waivers
and
Reimbursem
ents

Prime Money
Market Fund




Prime Value
Money Market
Fund




Government
Obligations
Money Market
Fund




Cash
Management
Fund




Treasury
Instruments
 Money
Market Fund
II




Tax-Free
Money Market
Fund




Municipal
Money Market
Fund





In addition to investment advisory fees paid to LBGAM, the Trust also reimbursed Lehman in the amount of $547,639 for certain expenses associated with "Lehman Brothers
ExpressNet" ("LEX"), a computer-based order entry system.
If the New Agreement is approved by shareholders, the Trust will continue to reimburse Lehman for expenses associated with LEX.

INFORMATION ABOUT LBGAM

	The following table sets forth pertinent information relative to other investment companies that are advised by LBGAM having similar investment objectives as the Funds:
Fund Name
F
u
n
d

S
i
z
e

a
s

o
f

1
2
/
2
1
/
9
5

Investment
Advisory
Fee Rate*

Lehman Brothers Funds,
Inc.

B
e
f
o
r
e

W
a
i
v
e
r
s


A
f
t
e
r

W
a
i
v
e
r
s


     Daily Income Fund

 .
3
0
%

[

]
*
*


     Municipal Income
Fund

 .
3
0
%

[

]
*
*


     New York
Municipal Money Market
Fund***

 .
3
0
%

[

]
*
*


*	Paid monthly at the annual rates listed, based on the
value of each Fund's respective average daily 	net
assets.  Such fee does not include the administration fee
of ____%.
**	LBGAM has agreed to waive voluntarily investment
advisory fees from the Daily 	Income 	Fund,
	Municipal Income Fund and New York Municipal Money
Market Fund.
***	The New York Municipal Money Market Fund commenced
operations on November 6, 1995.


The following tables compare the costs and expenses that a shareholder can expect to incur as
an investor in each class of each Fund based upon operating expenses for the fiscal year
ended January 31, 1995  (restated to reflect expected fees for the fiscal year ended January
31, 1996) to the costs and expenses under the New Agreement:
Prime Money Market Fund

Cl
as
s
A

Cl
as
s
B

Cla
ss
C

Cla
ss
E


Annual Operating
Expenses
(as a percentage of
average net assets)
C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s












Advisory Fees
 .
1
0
%

 .
1
0
%
*

 .
1
0
%

 .
1
0
%
*

 .
1
0
%

 .
1
0
%
*

 .
1
0
%

 .
1
0
%
*


Rule 12b-1 fees
N
o
n
e

N
o
n
e

 .
2
5
%

 .
2
5
%

 .
3
5
%

 .
3
5
%

 .
1
5
%

 .
1
5
%


Other Expenses -
including
Administration Fees
 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%
*

 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%



=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=


Total Fund
Operating Expenses
(after waivers or
expense
reimbursement)
 .
1
8
%

 .
1
8
%

 .
4
3
%

 .
5
3
%

 .
5
3
%

 .
5
3
%

 .
3
3
%

 .
3
3
%


Total Fund
Operating Expenses
(absent waivers and
expense
reimbursement)
 .
2
5
%

 .
3
5
%

 .
5
0
%

 .
6
0
%

 .
6
0
%

 .
7
0
%

 .
4
0
%

 .
5
0
%


Prime Value Money Market Fund

Cl
as
s
A

Cla
ss
B

Cl
as
s
C

Cla
ss
E


Annual Operating
Expenses
(as a percentage of
average net assets)
C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s












Advisory Fees
 .
1
0
%

 .
1
0
%
*

 .
1
0
%

 .
1
0
%
*

 .
1
0
%

 .
1
0
%
*

 .
1
0
%

 .
1
0
%
*


Rule 12b-1 fees
N
o
n
e

N
o
n
e

 .
2
5
%

 .
2
5
%

 .
3
5
%

 .
3
5
%

 .
1
5
%

 .
1
5
%


Other Expenses -
including
Administration Fees
 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%



=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=


Total Fund
Operating Expenses
(after waivers or
expense
reimbursement)
 .
1
8
%

 .
1
8
%

 .
4
3
%

 .
4
3
%

 .
5
3
%

 .
5
3
%

 .
3
3
%

 .
3
3
%


Total Fund
Operating Expenses
(absent waivers and
expense
reimbursement)
 .
2
5
%

 .
3
5
%

 .
5
0
%

 .
6
0
%

 .
6
0
%

 .
7
0
%

 .
4
0
%

 .
5
0
%


*	After waivers or expense reimbursements.


Government Obligations Money Market Fund

Cl
as
s
A

Cla
ss
B

Cl
as
s
C

Cla
ss
E


Annual Operating
Expenses
(as a percentage of
average net assets)
C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s












Advisory Fees (net
of applicable fee
waivers)
 .
0
4
%

 .
0
4
%

 .
0
4
%

 .
0
4
%

 .
0
4
%

 .
0
4
%

 .
0
4
%

 .
0
4
%


Rule 12b-1 fees
N
o
n
e

N
o
n
e

 .
2
5
%

 .
2
5
%

 .
3
5
%

 .
3
5
%

 .
1
5
%

 .
1
5
%


Other Expenses -
including
Administration Fees
 .
1
4
%

 .
1
4
%

 .
1
4
%

 .
1
4
%

 .
1
4
%

 .
1
4
%

 .
1
4
%

 .
1
4
%



=
=
=
=
=


=
=
=
=
=


=
=
=
=
=
=


=
=
=
=
=
=



Total Fund
Operating Expenses
(after waivers or
expense
reimbursement)
 .
1
8
%

 .
1
8
%

 .
4
3
%

 .
4
3
%

 .
5
3
%

 .
5
3
%

 .
3
3
%

 .
5
3
%


Total Fund
Operating Expenses
(absent waivers and
expense
reimbursement)
 .
3
4
%

 .
4
4
%

 .
5
9
%

 .
6
9
%

 .
6
9
%

 .
7
9
%

 .
4
9
%

 .
5
9
%


Cash Management Fund

Cl
as
s
A


Annual Operating
Expenses
(as a percentage of
average net assets)
C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s






Advisory Fees (net
of applicable fee
waivers)
 .
0
0
%

 .
0


Rule 12b-1 fees
N
o
n
e

N
o
n
e


Other Expenses -
including
Administration Fees
 .
2
6
%

 .
2
6
%



=
=
=
=
=



Total Fund
Operating Expenses
(after waivers or
expense
reimbursement)
 .
2
6
%

 .
2
6
%


Total Fund
Operating Expenses
(absent waivers and
expense
reimbursement)
1
 .
8
4
%

1
 .
9
4
%





Treasury Instruments Money Market Fund II

Cl
as
s
A

Cla
ss
B

Cl
as
s
C

Cla
ss
E


Annual Operating
Expenses
(as a percentage of
average net assets)
C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s












Advisory Fees
 .
1
0
%

 .
1
0
%
*

 .
1
0
%

 .
1
0
%
*

 .
1
0
%

 .
1
0
%
*

 .
1
0
%

 .
1
0
%
*


Rule 12b-1 fees
N
o
n
e

N
o
n
e

 .
2
5
%

 .
2
5
%

 .
3
5
%

 .
3
5
%

 .
1
5
%

 .
1
5
%


Other Expenses -
including
Administration Fees
 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%

 .
0
8
%



=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=


Total Fund
Operating Expenses
(after waivers or
expense
reimbursement)
 .
1
8
%

 .
1
8
%

 .
4
3
%

 .
4
3
%

 .
5
3
%

 .
5
3
%

 .
3
3
%

 .
3
3
%


Total Fund
Operating Expenses
(absent waivers and
expense
reimbursement)
 .
2
5
%

 .
3
5
%

 .
5
0
%

 .
6
0
%

 .
6
0
%

 .
7
0
%

 .
4
0
%

 .
5
0
%


*	After waivers or expense reimbursements.

Tax-Free Money Market Fund

Cla
ss
A

Cla
ss
B

Cla
ss
C

Cl
as
s
E



Annual Operating
Expenses
(as a percentage of
average net assets)
C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s












Advisory Fees (net
of applicable fee
waivers)
 .
0
3
%

 .
0
3
%

 .
0
3
%

 .
0
3
%

 .
0
3
%

 .
0
3
%

 .
0
3
%

 .
0
3
%


Rule 12b-1 fees
N
o
n
e

N
o
n
e

 .
2
5
%

 .
2
5
%

 .
3
5
%

 .
3
5
%

 .
1
5
%

 .
1
5
%


Other Expenses -
including
Administration Fees
 .
1
5
%

 .
1
5
%

 .
1
5
%

 .
1
5
%

 .
1
5
%

 .
1
5
%

 .
1
5
%

 .
1
5
%



=
=
=
=
=


=
=
=
=
=


=
=
=
=
=
=


=
=
=
=
=
=



Total Fund
Operating Expenses
(after waivers or
expense
reimbursement)
 .
1
8
%

 .
1
8
%

 .
4
3
%

 .
4
3
%

 .
5
3
%

 .
5
3
%

 .
3
3
%

 .
3
3
%


Total Fund
Operating Expenses
(absent waivers and
expense
reimbursement)
 .
3
5
%

 .
4
5
%

 .
6
0
%

 .
7
0
%

 .
7
0
%

 .
8
0
%

 .
5
0
%

 .
6
0
%




Municipal Money Market Fund

Cla
ss
A

Cla
ss
B

Cl
as
s
C

Cl
as
s
E


Annual Operating
Expenses
(as a percentage of
average net assets)
C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s












Advisory Fees (net
of applicable fee
waivers)
 .
0
6
%

 .
0
6
%

 .
0
6
%

 .
0
6
%

 .
0
6
%

 .
0
6
%

 .
0
6
%

 .
0
6
%


Rule 12b-1 fees
N
o
n
e

N
o
n
e

 .
2
5
%

 .
2
5
%

 .
3
5
%

 .
3
5
%

 .
1
5
%

 .
1
5
%


Other Expenses -
including
Administration Fees
 .
1
2
%

 .
1
2
%

 .
1
2
%

 .
1
2
%

 .
1
2
%

 .
1
2
%

 .
1
2
%

 .
1
2
%



=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=

=
=
=
=


Total Fund
Operating Expenses
(after waivers or
expense
reimbursement)
 .
1
8
%

 .
1
8
%

 .
4
3
%

 .
1
8
%

 .
5
3
%

 .
1
8
%

 .
3
3
%

 .
1
8
%


Total Fund
Operating Expenses
(absent waivers and
expense
reimbursement)
 .
3
2
%

 .
4
2
%

 .
5
7
%

 .
6
7
%

 .
6
7
%

 .
7
7
%

 .
4
7
%

 .
5
7
%



Example:	An investor would pay the following expenses on a $1,000
 investment, assuming (1) a
5% annual return and (2) redemption at the 				end of each time period with
respect to the classes listed:


1

Y
e
a
r


3

Y
e
a
r
s


5

Y
e
a
r
s


1
0

Y
e
a
r
s




C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s

C
u
r
r
e
n
t

F
e
e
s

P
r
o
p
o
s
e
d

F
e
e
s


C
l
a
s
s

A

$
2


$
6


$
1
0


$
2
3



C
l
a
s
s

A
-
C
a
s
h

M
a
n
a
g
e
m
e
n
t

F
u
n
d

O
n
l
y

$
3


$
8


$
1
5


$
3
3



C
l
a
s
s

B

$
4


$
1
4


$
2
4


$
5
4



C
l
a
s
s

C

$
5


$
1
7


$
3
0


$
6
6



C
l
a
s
s

E

$
3


$
1
1


$
1
9


$
4
2







EVALUATION BY THE BOARD AND REASONS FOR THE PROPOSAL

	On December 5, 1995, the Board met in person at a meeting called for the purpose of considering, among other things, the New Agreements with LBGAM. It also considered, at that time, continuation of each Fund's
Current Agreement with LBGAM and various other possible alternatives. In considering whether to approve the New
Agreement for a Fund and to submit it to shareholders of the Fund for their approval, the Board considered a number of factors, including the business organization, investment management experience, financial resources and personnel of LBGAM and its affiliates, and their impact on the Funds. Representatives of LBGAM were present to respond to questions from the Board and its independent counsel. The Board reviewed and considered LBGAM's investment performance on behalf of each Fund and the investment performance of LBGAM in managing funds with objectives and policies similar to those of the Funds.
The Board compared the past performance of each Fund with various indices and industry standards. It also compared the advisory fees and total expense ratios under the New
Agreement for each Fund with advisory fees and total expense ratios of other similar funds on both a contractual basis and net of fee waivers and expense reimbursements. The Board concluded that the advisory fee under the New Agreement for each Fund was fair and reasonable in light of, among other things, LBGAM's satisfactory advisory and management services to the Fund.

	After carefully evaluating the foregoing materials and factors (and after meeting in executive session with independent counsel), the Trustees of the Trust who were not "interested persons" of the Trust approved, with respect to each Fund and subject to shareholder approval, the New Agreement with LBGAM, substantially in the form of Exhibit A to this Proxy Statement. The entire Board then reconvened and, with respect to each Fund, approved the New Agreement and recommended its approval by the Fund's shareholders.

REQUIRED VOTE

	Approval of the New Agreement with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of such Fund, which for this purpose means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.
If shareholder approval of the New Agreement is not obtained by a Fund, LBGAM will continue to act as investment adviser to the Fund pursuant to the Current
Agreement.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS,
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.


PROPOSAL 3.  ALL FUNDS EXCEPT THE CASH MANAGEMENT FUND

MODIFICATION OF A FUNDAMENTAL POLICY REGARDING BORROWING

	The Prime Money Market Fund, Prime Value Money Market Fund, Government Obligations Money Market Fund, Treasury Instruments Money Market Fund II, Tax-Free Money Market
Fund and Municipal Money Market Fund (the "10% Borrowing Funds") each has a fundamental policy prohibiting the Fund from (i) borrowing, except as borrowings may be necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities) in amounts not in excess of 10% of the Fund's total assets and (ii) mortgaging, pledging or hypothecating its assets except in connection with the aforementioned borrowing and in amounts not exceeding the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. In addition, a 10% Borrowing Fund may not make additional investments when borrowings exceed
5% of the Fund's assets.  Further, none of the 10%
Borrowing Funds, except the Government Obligations Money Market Fund and the Treasury Instruments Money Market Fund II, may invest in reverse repurchase agreements. The language of these fundamental policies varies among the 10% Borrowing Funds.

	Proposal 3 would modify the fundamental policy of the 10% Borrowing Funds in order to (i) increase the amount that may be borrowed from 10% to 33 1/3% of a Fund's total assets, (ii) increase the amount that may be pledged, mortgaged or hypothecated to an amount not in excess of 33 1/3% of the value of a Fund's total assets at the time of the borrowing, (iii) indicate that, subject to specific authorization from the Securities and Exchange Commission (the "SEC"), a Fund may borrow from funds advised by the Adviser or an affiliate of the Adviser, and (iv) indicate that a permitted borrowing may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase.

	Adoption of the proposed investment limitation is not expected to affect the way in which the 10% Borrowing
Funds are managed, the investment performance of the 10% Borrowing Funds, or the securities or instruments in which the 10% Borrowing Funds invest. However, the proposal would permit greater flexibility in the administration of the 10% Borrowing Funds' portfolios.

	With respect to increasing the percentage that may be borrowed, mortgaged, pledged or hypothecated, it is believed that such an increase would benefit the 10%
Borrowing Funds by expanding their range of permissible financing strategies.

	With respect to permitting borrowings among affiliated funds, it is believed that this change would give the 10% Borrowing Funds the ability to borrow at a lower cost than would be the case with non-affiliated parties. However, such transactions would not be engaged in without the specific permission of the SEC, as required by the 1940 Act and the rules thereunder.

	With respect to permitting the 10% Borrowing Funds to enter into reverse repurchase agreements, it is believed that such transactions would provide further means by which each Fund might generate additional income to the Fund. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price
(including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Subject to shareholder approval, the Board intends to replace each 10% Borrowing Fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:

A Fund may not [B]orrow money except from banks or, subject to specific authorization by the SEC, from funds advised by the Adviser or an affiliate of the Adviser. A
Fund may borrow money for temporary or emergency purposes and then in an amount not exceeding one-third of the value of the particular Fund's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of one-third of the value of the particular Fund's total assets at the time of such borrowing. Borrowing may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase. Additional investments will not be made when borrowings exceed 5% of the Fund's assets.

	The Board has concluded that the proposed amendment will benefit each 10% Borrowing Fund by permitting greater flexibility in the administration of its portfolio.
Accordingly, the Trustees recommend that shareholders of the 10% Borrowing Funds vote FOR the proposed amendment.
The amended limitation, upon shareholder approval, will become effective immediately.

REQUIRED VOTE

	With respect to each 10% Borrowing Fund, the affirmative vote of a majority of the outstanding voting securities of such Fund (as defined on page 14) entitled to vote is required to approve modification of the investment restriction regarding borrowing. If Proposal 3 is not approved by the shareholders of a 10% Borrowing
Fund, the current investment restriction with respect to borrowing will remain unchanged for that Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
3.

PROPOSAL 4.  ALL FUNDS EXCEPT CASH MANAGEMENT FUND

MODIFICATION OF A FUNDAMENTAL POLICY REGARDING LENDING BY
A FUND

	The Prime Money Market Fund, Prime Value Money Market Fund, Government Obligations Money Market Fund, Treasury Instruments Money Market Fund II, Tax-Free Money Market
Fund and Municipal Money Market Fund (the "Proposal 4
Funds") each has a fundamental policy prohibiting the Fund from lending its assets to other persons, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies. In addition, the Prime Money Market Fund, the Prime Value Money Market Fund, the Government Obligations Money Market Fund and the Treasury Instruments Money Market Fund II may enter into repurchase agreements for securities, and the Government Obligations Money Market Fund and the Treasury Instruments Money Market Fund II may also lend portfolio securities.
In some instances, the language of these restrictions varies from Proposal 4 Fund to Proposal 4 Fund.

	Proposal 4 would modify the fundamental investment restriction of the Proposal 4 Funds in order to (i) permit each Proposal 4 Fund to lend securities, (ii) permit each Proposal 4 Fund to enter into repurchase agreements, (iii) permit each Proposal 4 Fund, subject to specific authorization by the SEC, to lend money to other funds advised by the Adviser or an affiliate of the Adviser, and
(iv) standardize the language of the investment limitation so that each Proposal 4 Fund's limitation will be substantially the same as that of the Cash Management
Fund.

	Adoption of the proposed limitation on lending is not expected to affect the way in which the Proposal 4 Funds are managed, the investment performance of the Proposal 4 Funds, or the securities or instruments in which the Proposal 4 Funds invest. However, the Proposal 4 Funds' portfolios may benefit from the added lending flexibility contemplated by the proposal.

	If this proposal is approved by shareholders, each Proposal 4 Fund, in addition to the Government Obligations
Money Market Fund and Treasury Instruments Money Market
Fund, may lend portfolio securities to U.S. and foreign brokers, dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Board.
These loans, if and when made, would not exceed 33 1/3% of the value of the Proposal 4 Fund's total assets. The
Proposal 4 Fund's loans of securities will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. government or its agencies. The cash or instruments collateralizing the Proposal 4 Fund's loans of securities will be maintained at all times in a segregated account with the Proposal 4
Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Proposal 4
Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Proposal 4 Fund or with Lehman, and which is acting as a "finder." With respect to loans by the Proposal 4 Fund of their portfolio securities, the Proposal 4 Fund would continue to accrue interest on loaned securities and would also earn income on loans.
Any cash collateral received by the Proposal 4 Fund in connection with such loans would be invested in eligible short-term obligations.

	Each Proposal 4 Fund will comply with the following conditions whenever it loans securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(3) the Fund must be able to terminate the loan on short notice, in accordance with SEC policy and industry standards; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. In lending securities to U.S. and foreign brokers, dealers, banks or other institutions, the Fund will be subject to risks, which, like those associated with other extensions of credit, include the possible loss of rights in the collateral should the borrower fail financially.

	If this proposal is approved by shareholders, the Tax-Free Money Market Fund and Municipal Money Market
Fund, in addition to the other Proposal 4 Funds, may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase the securities at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). A Proposal 4 Fund will enter repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure. Absent emergency or extraordinary circumstances, the Tax-Free Money Market Fund and the Municipal Money
Market Fund do not intend to engage in repurchase transactions, unless such transactions would not generate taxable income to such Funds. A repurchase agreement is considered to be a loan under the 1940 Act.

	If this proposal is approved by shareholders, each Proposal 4 Fund also may, subject to specific authorization by the SEC, lend money to its affiliate funds. It is believed that this type of transaction would be easier and more cost efficient administratively than lending to funds not affiliated with the Funds. It may also put the Fund in a better position to borrow money from these same affiliated funds should any of the Funds have such a need.

	Subject to shareholder approval, the Trustees intend to replace each Proposal 4 Fund's current fundamental investment limitation with the following amended fundamental investment limitation governing lending by the
Fund:

	[A Fund may not] [m]ake loans except that the Fund may (i) purchase or hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements for securities, (iii) lend portfolio securities and (iv) subject to specific authorization by the SEC, lend money to other funds advised by the Adviser or an affiliate of the Adviser.

	The Board of Trustees has concluded that the proposed amendment will benefit each Proposal 4 Fund by allowing for added lending flexibility. Accordingly, the Trustees recommend that shareholders of each of the Proposal 4
Funds vote FOR the proposed amendment. With respect to each Proposal 4 Fund, the amended limitation, upon shareholder approval, will become effective immediately.


REQUIRED VOTE

	With respect to each Proposal 4 Fund, the affirmative vote of a majority of such Fund's outstanding voting securities of such Fund (as defined on page ___) entitled to vote is required to approve modification of the investment restriction regarding lending. If Proposal 4 is not approved by the shareholders of a Proposal 4 Fund, the current investment restriction with respect to making loans will remain unchanged for that Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
4.

PROPOSAL 5.  ALL FUNDS

TO RATIFY OR REJECT THE SELECTION OF ERNST & YOUNG LLP AS
INDEPENDENT PUBLIC ACCOUNTANTS

THE PROPOSAL

	At the Meeting, shareholders of each Fund will be asked to vote in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons"
(as that term is defined in the 1940 Act) of the Trust, of Ernst & Young LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by the law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending January 31, 1996. Ernst & Young has no direct or material indirect interest in the Trust. [A representative of Ernst & Young is expected to be present at the Meeting and will have an opportunity to make a statement if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions.]

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
5.

Principal Underwriter, Investment Adviser and
Administrator

	Lehman sponsors each Fund and acts as distributor of its shares. LBGAM serves as each Fund's investment adviser. The business address for both Lehman and LBGAM is 3 World Financial Center, 200 Vesey Street, New York,
New York 10285. FDISG, located at One Exchange Place, Boston, Massachusetts 02109, acts as administrator for the Trust. Patricia L. Bickimer, Secretary of the Trust and Associate General Counsel of FDISG, is a shareholder of Holdings.

Broker Non-Votes and Abstentions

	If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter), is unmarked, or is marked with an abstention
(collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. With respect to Proposals 1 and 5, neither abstentions nor broker non-votes have any effect on the outcome. With respect to Proposals 2, 3 and 4, abstentions and broker non-votes has the effect of a negative vote on the proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

	Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Annual Report dated January 31, 1996.

SUBMISSION OF SHAREHOLDER PROPOSALS

	The Trust is not generally required to hold annual or special shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at FDISG, One Exchange Place, Boston, Massachusetts 02109. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the shares then outstanding.


OTHER MATTERS TO COME BEFORE THE MEETING

	The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

___, 1995

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-
PAID ENVELOPE OR BY FAX ______________.



LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of Beneficial Interest of Lehman Brothers Institutional Funds Group Trust, a Massachusetts business trust (the "Trust"), hereby appoints Michael C. Kardok and Elizabeth A. Russell, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Beneficial Interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the offices of the Trust at 3 World Financial Center, 200 Vesey Street, New York, New York 10285 at 10:00 a.m., on January 31, 1996, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


									NOTE: Please
sign exactly as your name appears on this
				 					Proxy.  If
joint owners, EITHER may sign this Proxy.
									When signing
as attorney, executor, administrator,
									trustee,
guardian or corporate officer, please give your
									full title.
									DATE:








	    Signature(s) (Title(s), if applicable)
									    PLEASE
SIGN, DATE AND RETURN
									PROMPTLY IN
THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF YOU ARE A SHAREHOLDER OF THE CASH MANAGEMENT FUND, YOU SHOULD VOTE ONLY ON PROPOSALS 1, 2 AND 5. IF YOU ARE A SHAREHOLDER OF ANY OTHER FUND, YOU SHOULD VOTE ON ALL PROPOSALS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AND FOR PROPOSALS 2, 3 (All Funds except Cash Management Fund), 4 (All Funds except Cash Management Fund) and 5.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.  ELECTION OF NOMINEES FOR TRUSTEE OF THE TRUST
	FOR all nominees listed  *

	(except as marked to the contrary below)


	WITHHOLD AUTHORITY  *

	to vote for all nominees

Charles F. Barber, James A. Carbone, Burt N. Dorsett,
Andrew F. Gordon, Edward J. Kaier, and S. Donald Wiley

(Instruction: To withhold authority for any individual, write his name on the line below)

__________________________________________________________________
__


2.  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT		FOR
*    AGAINST  *    ABSTAIN  *

3.  APPROVAL OF MODIFICATION OF INVESTMENT
	FOR  *    AGAINST  *    ABSTAIN  *
     RESTRICTION REGARDING BORROWING

4.  APPROVAL OF MODIFICATION OF INVESTMENT
	FOR  *    AGAINST  *    ABSTAIN  *
     RESTRICTION REGARDING MAKING LOANS

5.  RATIFICATION OF SELECTION OF INDEPENDENT
	FOR  *    AGAINST  *    ABSTAIN  *
     PUBLIC ACCOUNTANTS.
The Board of Trustees recommends that the shareholders vote "FOR" election of the nominees for Trustee of the Trust; vote "FOR" approval of the new investment advisory agreement for each Fund between the Trust, on behalf of such Fund, and Lehman Brothers Global Asset Management Inc.; vote "FOR" approval of a modification to the Trust's investment restriction regarding borrowing; vote "FOR" approval of a modification to the Trust's investment restriction regarding making loans; and vote "FOR" ratification of selection of independent public accountants.












G:\SHARED\LEHMAN\INSTITUT\PROXIES\AVDFEE.DOC


G:\SHARED\LEHMAN\INSTITUT\PROXIES\1995\AVDFEE4.DOC	13


G:\SHARED\LEHMAN\INSTITUT\PROXIES\1995\AVDFEE4.DOC
G:\SHARED\LEHMAN\INSTITUT\PROXIES\AVDFEE.DOC

g:\shared\lehman\institut\proxies\card.doc